CONSENT OF INDEPENDENT ACCOUNTANTS



We consent to the reference to our Firm under the caption "Independent Accountants" in the Statement of Additional Information in the Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A of The Victory Variable Insurance Funds.


Columbus, Ohio
June 3, 1999

                                             /s/ PriceWaterhouseCoopers LLP